EXECUTION  VERSION

                               FIFTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of November 7, 1997, is entered into by and among:

             (1) BELL MICROPRODUCTS INC., a California corporation ("Borrower");

             (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks"); and

             (3)  SUMITOMO   BANK  OF   CALIFORNIA,   a   California   banking
       corporation, as agent for the Banks (in such capacity, "Agent").

                                    RECITALS

         A. Borrower, the Banks and Agent are parties to a Second Amended and Restated Credit Agreement dated as of May 23, 1995, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 25, 1996, as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 1996, as further amended by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 17, 1997, and as further amended by that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 1, 1997 (as so amended, the "Credit Agreement").

         B. Borrower has requested the Banks and Agent to amend the Credit Agreement in certain respects.

         C. The Banks and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendments to Credit Aqreement. Subject to the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended so as to incorporate all of the changes set forth in the comparerite version of the Credit Agreement attached hereto as Appendix A.

         3. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Banks that, on the date of this Amendment and after giving effect to the amendments set forth in paragraph 2 above on the Fifth Amendment Effective Date (as defined below), the following are and shall be true and correct on each such date:

               (a) The  representations  and  warranties  set forth in Paragraph
         4.01 of the Credit Agreement are true and correct in all material respects;

               (b)  No  Event  of  Default  or  Default  has   occurred  and  is
         continuing; and

               (c) Each of the Credit Documents is in full force and effect.

         4. Fifth Amendment Effective Date. The amendments effected by paragraph 2 above shall become effective on November 7, 1997 (the "Fifth Amendment Effective Date"), subject to receipt by the Banks and Agent on or prior to the Fifth Amendment Effective Date of the following, each in form and substance satisfactory to the Banks, Agent and their respective counsel:

              (a) This Amendment duly executed by Borrower, each Bank and Agent;

              (b) A Certificate of the Secretary of Borrower, dated the Fifth Amendment Effective Date, certifying (i) that the Certificate of Incorporation and Bylaws of Borrower, in the forms delivered to Agent on the Effective Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date; (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby; (iii) that there are no proceedings for the dissolution


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


        or liquidation of Borrower (commenced or threatened); and (iv) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform the Amendment;

               (c) A favorable written opinion of Wilson Sonsini Goodrich & Rosati, counsel to Borrower, as to such matters as Agent may reasonably request;

               (d) A Certificate of Good Standing (or comparable certificate) for Borrower, certified as of a recent date prior to the Fifth Amendment Effective Date by the Secretary of State of California;

               (e) Payment of all fees and expenses of Agent's counsel through the Fifth Amendment Effective Date; and

               (f) Such other evidence as Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment.

        5. Effect of this Amendment. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

        6. Miscellaneous.

               (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

               (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.


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


         IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                                  BELL MICROPRODUCTS INC.

                                           By: /s/  W. Donald Bell
                                              ----------------------------------
                                              Name: W. Donald Bell
                                              Title: Chairman, President & CE0


AGENT:                                    SUMITOMO BANK OF CALIFORNIA
                                          As Agent

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:


ISSUING BANK:                            SUMITOMO BANK OF CALIFORNIA,
                                         As Issuing Bank

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:



BANKS:                                   SUMITOMO BANK OF CALIFORNIA,
                                         As a Bank

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

         IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                                  BELL MICROPRODUCTS INC.

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


AGENT:                                    SUMITOMO BANK OF CALIFORNIA
                                          As Agent

                                          By:  /s/ S.C. BELLICINI
                                              ----------------------------------
                                          Name:    S.C. BELLICINI
                                          Title: V.P./Deputy Manager

                                          By:  /s/ Clark Warden
                                              ----------------------------------
                                          Name:    Clark Warden
                                          Title:   Sr. VP & Manager


ISSUING BANK:                            SUMITOMO BANK OF CALIFORNIA,
                                         As Issuing Bank

                                          By:  /s/ S.C. BELLICINI
                                              ----------------------------------
                                          Name:    S.C. BELLICINI
                                          Title: V.P./Deputy Manager

                                          By:  /s/ Clark Warden
                                              ----------------------------------
                                          Name:    Clark Warden
                                          Title:   Sr. VP & Manager


BANKS:                                   SUMITOMO BANK OF CALIFORNIA,
                                         As a Bank

                                          By:  /s/ S.C. BELLICINI
                                              ----------------------------------
                                          Name:    S.C. BELLICINI
                                          Title: V.P./Deputy Manager

                                          By:  /s/ Clark Warden
                                              ----------------------------------
                                          Name:    Clark Warden
                                          Title:   Sr, VP & Manager

                                         UNION BANK OF CALIFORNIA, N.A.
                                         As a Bank,

                                          By:   /s/ Kelly D. Takahashi
                                              ----------------------------------
                                          Name:    Kelly D. Takahashi
                                          Title:   Vice President

                                          By:  /s/ Frank B. Gwynn
                                              ----------------------------------
                                          Name:    Frank B. Gwynn
                                          Title: Frank B. Gwynnice President
                                                 & Regional Manager


                                         BANKBOSTON, N.A.,
                                         (formerly known as The First National
                                         Bank of Boston), As a Bank

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                         COMERICA BANK-CALIFORNIA

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                         THE SUMITOMO BANK, LIMITED,
                                         As a Bank

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:


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


                                         UNION BANK OF CALIFORNIA, N.A.
                                         As a Bank,

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:



                                         BANKBOSTON, N.A.,
                                         (formerly known as The First National
                                         Bank of Boston), As a Bank

                                          By:  /s/ Teresa Heller
                                              ----------------------------------
                                          Name:    Teresa Heller
                                          Title:   Director

                                         COMERICA BANK-CALIFORNIA

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                         THE SUMITOMO BANK, LIMITED,
                                         As a Bank

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                         UNION BANK OF CALIFORNIA, N.A.
                                         As a Bank,

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:



                                         BANKBOSTON, N.A.,
                                         (formerly known as The First National
                                         Bank of Boston), As a Bank

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                         COMERICA BANK-CALIFORNIA

                                          By:  /s/ Scott T. Smith
                                              ----------------------------------
                                          Name:    Scott T. Smith
                                          Title: Vice President

                                         THE SUMITOMO BANK, LIMITED,
                                         As a Bank

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                         UNION BANK OF CALIFORNIA, N.A.
                                         As a Bank,

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:



                                         BANKBOSTON, N.A.,
                                         (formerly known as The First National
                                         Bank of Boston), As a Bank

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                         COMERICA BANK-CALIFORNIA

                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                         THE SUMITOMO BANK, LIMITED,
                                         As a Bank

                                          By:  /s/ Carole A. Daley
                                              ----------------------------------
                                          Name:    Carole A. Daley
                                          Title:   Vice President and Manager

                                         By:  /s/ Anthony B. Kwee
                                             ----------------------------------
                                         Name:    Anthony B. Kwee
                                         Title:   Vice President


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